Intangible Assets (Tables)	6 Months Ended
Jun. 30, 2021
Intangible Assets
Schedule of intangible assets and impairment testing

	June 30,		December 31,
(SEK in thousands)	2021	2020	2020
Cost at opening balance	461,367	16,066	16,066
Business Combinations	—	—	460,253
Acquisition license	16,066	—	—
Exchange difference on translation	3,877	—	(14,952)
Cost at closing balance	481,310	16,066	461,367

Amortization at closing balance	—	—	—

Net book value	481,310	16,066	461,367